UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Filed by a Party other than the Registrant  ☐
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
FARADAY FUTURE INTELLIGENT ELECTRIC INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY COPY SUBJECT TO COMPLETION DATED DECEMBER 23, 2022

FARADAY FUTURE INTELLIGENT ELECTRIC INC.
18455 S. Figueroa Street
Gardena, California 90248
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [•], 2023
Dear Stockholder:
You are cordially invited to attend a Special Meeting of Stockholders (including any adjournment, postponement or rescheduling thereof, the “Special Meeting”) of Faraday Future Intelligent Electric Inc., a Delaware corporation (“FF” or the “Company”). The meeting will be held on [•], 2023 at [•] Pacific Time. Due to the continuing public health impact of the novel coronavirus (COVID-19) pandemic and to protect the health and well-being of our employees, stockholders and the broader community, the Special Meeting will be held in a virtual meeting format only, via live audio webcast. Stockholders will not be able to attend the Special Meeting in person.
To attend the Special Meeting, please visit [•]. The live audio webcast will begin promptly at [•] Pacific Time, with online access beginning at [•] Pacific Time. If you plan to attend the Special Meeting, please refer to the attendance and registration information in the accompanying proxy statement (the “Proxy Statement”).
The Special Meeting will be held for the purpose of voting upon two proposals:
Proposal 1: Proposal to approve, as is required by the applicable rules and regulations of the Nasdaq Stock Market, advances of common stock of the Company issued or to be issued to YA II PN, Ltd. (“Yorkville”), an affiliate of Yorkville Advisors Global, LP, pursuant to the Standby Equity Purchase Agreement, dated November 11, 2022, between the Company and Yorkville, including the issuance of any shares in excess of 19.99% of the issued and outstanding shares of the Company’s common stock (the “Yorkville Share Issuance Proposal”).
THE BOARD RECOMMENDS VOTING “FOR” THE YORKVILLE SHARE ISSUANCE PROPOSAL.
Proposal 2: Proposal to approve and adopt an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the total authorized number of shares of preferred stock and common stock from 900,000,000 to [•] (the “Share Authorization Proposal”).
THE BOARD RECOMMENDS VOTING “FOR” THE SHARE AUTHORIZATION PROPOSAL.
Both proposals are more fully described in the Proxy Statement accompanying this notice.
This Notice of Special Meeting, the accompanying Proxy Statement and the form of proxy are first being mailed on or about [•], 2023 to stockholders of record as of [•], 2022 (the “Record Date”). Only stockholders of record at the close of business on the Record Date may vote at the Special Meeting.
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE ENCOURAGE YOU TO READ THE PROXY STATEMENT AND SUBMIT YOUR PROXY OR VOTE INSTRUCTIONS AS SOON AS POSSIBLE SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND SO THAT THE PRESENCE OF A QUORUM MAY BE ASSURED.
You may cast your vote over the Internet, by telephone or by completing and mailing the proxy card by following the instructions on the enclosed proxy card. Signing and returning the proxy card or submitting your proxy by Internet or telephone in advance of the Special Meeting will not prevent you from voting at the Special Meeting if you attend virtually, but will assure that your vote is counted if you are unable to attend the Special Meeting. Proxies forwarded by or for banks, brokers or other nominees should be returned as requested by them. We encourage you to vote promptly to ensure your vote is represented at the Special Meeting, regardless of whether you plan to attend the Special Meeting.
If you have any questions or need assistance voting, please contact our proxy solicitor: [•]
This [•] day of [•], 2023.
By Order of the Board of Directors

/s/ [•]
[•]
Gardena, California

i

PRELIMINARY COPY SUBJECT TO COMPLETION DATED DECEMBER 23, 2022

FARADAY FUTURE INTELLIGENT ELECTRIC INC.
18455 S. Figueroa Street
Gardena, California 90248
SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [•], 2023
PROXY STATEMENT
INTRODUCTION
This proxy statement (this “Proxy Statement”) and the accompanying proxy card are being furnished to stockholders of Faraday Future Intelligent Electric Inc., a Delaware corporation (“FF,” the “Company,” “our,” “us,” or “we”), in connection with the solicitation of proxies by our board of directors (the “Board”) for use at our Special Meeting of Stockholders to be held [•], 2023 (including any adjournment, postponement or rescheduling thereof, the “Special Meeting”). The Special Meeting will be held at [•] Pacific Time. Due to ongoing public health concerns regarding the novel coronavirus (COVID-19) pandemic and for the health and well-being of our stockholders and employees, the Special Meeting will be held as a virtual meeting via the Internet at [•]. You will be able to vote and submit questions online through the virtual meeting platform during the Special Meeting.
Only stockholders of record as of the close of business on [•], 2022, the record date for determination of the stockholders entitled to vote at the Special Meeting (the “Record Date”), will be entitled to vote at the Special Meeting.
INFORMATION ABOUT THE SPECIAL MEETING
Why is the Company holding a Special Meeting of Stockholders?
The Board has called this Special Meeting of the Company’s stockholders to vote on two proposals.
Proposal 1 is to approve, as is required by the applicable rules and regulations of the Nasdaq Stock Market, advances of common stock of the Company issued or to be issued to YA II PN, Ltd., an affiliate of Yorkville Advisors Global, LP (“Yorkville”), pursuant to the Standby Equity Purchase Agreement, dated November 11, 2022, between the Company and Yorkville (the “SEPA”), including the issuance of any shares in excess of 19.99% of the issued and outstanding shares of the Company’s common stock (the “Yorkville Share Issuance Proposal”). For further information regarding the Yorkville Share Issuance Proposal, please refer to page 8 of this Proxy Statement.
Proposal 2 is to approve and adopt an amendment to the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”) to increase the total authorized number of shares of preferred stock and common stock from 900,000,000 to [•] (the “Share Authorization Proposal”). For further information regarding the Share Authorization Proposal, please refer to page 10 of this Proxy Statement.
WE ENCOURAGE YOU TO RETURN YOUR PROXIES OR VOTING INSTRUCTIONS FOR THE SPECIAL MEETING TO ENSURE THAT YOUR VOTES ARE COUNTED ON EACH MATTER THAT IS BROUGHT TO A VOTE OF THE COMPANY’S STOCKHOLDERS.
When and where will the Special Meeting be held?
The Special Meeting will be held on [•], 2023 at [•] Pacific Time at [•].

Why am I receiving these materials?
You are receiving this Proxy Statement and the enclosed proxy card because the Board is soliciting your vote at the Special Meeting. This Proxy Statement summarizes material information with respect to the Special Meeting and the proposals being voted upon thereat. You may cast your vote over the Internet, by telephone or by completing and mailing the proxy card by following the instructions on the enclosed proxy card. You do not need to attend the Special Meeting to vote your shares.
How can I attend the Special Meeting?
Stockholders as of the Record Date (or their authorized representatives) may attend, vote and submit questions virtually at the Special Meeting by logging in at [•]. To log in, stockholders (or their authorized representatives) will need the control number provided on their proxy card or voting instruction form. If you are not a stockholder or do not have a control number, you may still access the Special Meeting as a guest, but you will not be able to submit questions or vote at the Special Meeting.
The Special Meeting will begin promptly at [•] Pacific Time, on [•], 2023. We encourage you to access the Special Meeting prior to the start time. Online access will open at [•] Pacific Time, and you should allow ample time to log in to the meeting webcast and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance.
What if I have technical difficulties or trouble accessing the virtual Special Meeting?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Special Meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual stockholder meeting login page at [•].
What proposals will be voted on at the Special Meeting? What is the Board’s voting recommendation?
At the Special Meeting, stockholders will be asked to consider the Yorkville Share Issuance Proposal and the Share Authorization Proposal.
THE BOARD RECOMMENDS VOTING “FOR” THE YORKVILLE SHARE ISSUANCE PROPOSAL AND “FOR” THE SHARE AUTHORIZATION PROPOSAL.
Will any other business not discussed in this Proxy Statement come before the Special Meeting?
No. Pursuant to the Bylaws, any business transacted at any special meeting of stockholders will be limited to the purposes stated in the notice of the meeting.
What is the quorum requirement?
A quorum of stockholders is necessary to hold the Special Meeting and vote upon the Yorkville Share Issuance Proposal and the Share Authorization Proposal. A majority of the voting power of the outstanding shares of stock entitled to vote at any meeting of stockholders, the holders of which are present in person, by remote communication, if applicable, or represented by proxy duly authorized, shall constitute a quorum. On the Record Date, there were [•] shares outstanding and entitled to vote. Thus, the holders of [•] shares must be present in person or represented by proxy at the Special Meeting to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting. Abstentions will be counted towards the quorum requirement.
If there is no quorum, the Special Meeting may be adjourned by the holders of a majority of shares present at the meeting in person or represented by proxy or by the chairperson of the meeting.
Who is entitled to vote?
The Record Date for the Special Meeting is the close of business on [•], 2022. As of the Record Date, [•] shares of FF common stock, par value $0.0001 per share, were outstanding, consisting of [•] shares of Class A common stock, par value $0.0001 per share, of the Company (the “Class A Common Stock”) and [•] shares of Class B common stock, par value $0.0001 per share, of the Company (the “Class B Common Stock” and, together with the Class A

Common Stock, “Common Stock”). Only holders of record of Common Stock as of the Record Date will be entitled to notice of, and to vote at, the Special Meeting. Each stockholder is entitled to one vote for each share of Class A Common Stock and/or Class B Common Stock held by such stockholder on the Record Date.
How many votes do I have?
For all of the proposals on the agenda for the Special Meeting, you have one vote for each share of Common Stock you owned as of the Record Date.
How do I vote?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote electronically during the Special Meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone, or vote by proxy over the Internet by following the instructions on the enclosed proxy card. We urge you to vote by proxy, regardless of whether you plan to attend the Special Meeting, to ensure your vote is counted. You may still attend the Special Meeting and vote electronically during the meeting even if you have already voted by proxy.
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To vote your shares electronically during the Special Meeting, follow the instructions above for participating in the Special Meeting. Join the Special Meeting as a “Stockholder” with your control number, and click on the “Cast Your Vote” link on the meeting center website.

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To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, your shares will be voted as you direct.

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To vote over the telephone, dial toll-free [•] using a touch-tone phone and follow the recorded instructions. You will be asked to provide the control number from the enclosed proxy card. Your vote must be received by 8:59 p.m. Pacific Time, on [•], 2023 to be counted.

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To vote over the Internet, go to [•] and follow the steps outlined to complete an electronic proxy card. You will be asked to provide the Company number and control number from the enclosed proxy card. Your vote must be received by 8:59 p.m. Pacific Time, on [•], 2023 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote your shares electronically during the Special Meeting, you must obtain a valid legal proxy from your broker, bank or other agent and register in advance by following the instructions above, join the Special Meeting as a “Stockholder” with your control number, and click on the “Cast Your Vote” link on the meeting center website. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.
How do I change my vote or revoke my proxy?
You may change your vote or revoke your proxy at any time before it is voted at the Special Meeting. If you are a stockholder of record, you may change your vote or revoke your proxy by:
•	delivering, to the attention of the Corporate Secretary at the address on the first page of this Proxy Statement, a written notice of revocation of your proxy;
•	delivering to us an authorized proxy bearing a later date (including a proxy over the Internet or by telephone); or
•	attending the Special Meeting and voting electronically, as indicated above under “How do I vote?” Attendance at the Special Meeting will not, by itself, revoke a proxy.
If your shares are held in the name of a bank, broker or other nominee, you may change your vote by submitting new voting instructions to your bank, broker or other nominee. Please note that if your shares are held of record by a bank, broker or other nominee, and you decide to attend and vote at the Special Meeting, your vote at the Special Meeting will not be effective unless you present a legal proxy, issued in your name from the record holder (your bank, broker or other nominee).
If I vote in advance, can I still attend the Special Meeting?
Yes. You are encouraged to vote promptly by returning your signed proxy card by mail or, if applicable, by appointing a proxy to vote electronically via the Internet or by telephone so that your shares will be represented at the Special Meeting. However, returning your proxy card does not affect your right to attend the Special Meeting.
How many votes are required for the approval of the Yorkville Share Issuance Proposal and the Share Authorization Proposal, and how will abstentions and broker non-votes be treated?
The affirmative vote of the holders of a majority of the voting power of the shares present in person, by remote communication, if applicable, or represented by proxy duly authorized at the Special Meeting and entitled to vote is required for the approval of the Yorkville Share Issuance Proposal. A stockholder may abstain from voting with respect to the Yorkville Share Issuance Proposal. Abstentions will be counted as present for purposes of determining the existence of a quorum, but will have the same effect as a vote against the Yorkville Share Issuance Proposal. Broker discretionary voting is not permitted for the Yorkville Share Issuance Proposal, and broker non-votes will not be counted towards a quorum and will have no effect on the Yorkville Share Issuance Proposal.
The affirmative vote of the holders of a majority of the then outstanding shares of voting stock of the Company with the power to vote thereon is required for the approval of the Share Authorization Proposal. A stockholder may abstain from voting with respect to the Share Authorization Proposal. Abstentions will be counted as present for purposes of determining the existence of a quorum, but will have the same effect as a vote against the Share Authorization Proposal. Broker discretionary voting is permitted for the Share Authorization Proposal, and broker non-votes will not be counted towards a quorum and will have the same effect as a vote against the Share Authorization Proposal.
What are the consequences if the Yorkville Share Issuance Proposal is not approved?
If the Yorkville Share Issuance Proposal is not approved at the Special Meeting, the Company will not be able to raise capital through the issuance of shares pursuant to advances of Class A Common Stock under the SEPA under a certain price per share in excess of 19.99% of the issued and outstanding shares of Common Stock. The failure to obtain approval of the Yorkville Share Issuance Proposal may also hinder the Company from obtaining future financing.
What are the consequences if the Share Authorization Proposal is not approved?
If the Share Authorization Proposal is not approved at the Special Meeting, the Charter will not be amended to increase the authorized number of shares of Common Stock from 890,000,000 to [•]. The failure to obtain approval of the Share Authorization Proposal may also hinder the Company from meeting its existing obligations to issue shares of Common Stock as and if they become due, from obtaining future financing and from meeting the goals of its compensation strategy.
How will my shares be voted if I return a blank proxy card or voting instruction form?
If your shares are registered in your name, you must sign and return a proxy card in order for your shares to be voted, unless you vote via the Internet or by telephone, or vote at the Special Meeting. If you provide specific voting instructions, your shares will be voted as you have instructed. If you execute the proxy card and do not provide voting instructions on any given matter, your shares will be voted in accordance with our Board’s recommendations on that matter. We urge you to sign, date and return the enclosed proxy card in the postage-paid envelope provided, or vote via the Internet or by telephone as instructed on the proxy card, whether or not you plan to vote at the Special Meeting.
If your shares are held in “street name” (that is, held for your account by a broker, bank or other nominee), you will receive a voting instruction form from your broker, bank or other nominee. You must follow these instructions in order for your shares to be voted. Your broker is required to vote those shares in accordance with your instructions. If you do not instruct your broker, bank or other nominee how to vote your shares, then your shares may not be voted by your broker, bank or other nominee with regards to the Yorkville Share Issuance Proposal, but your shares may be voted by your broker, bank or other nominee in their discretion with regards to the Share Authorization proposal. If your broker, bank or other nominee executes the proxy card and does not provide voting instructions on any given matter, your shares will be voted in accordance with our Board’s recommendations on that matter. We urge you to instruct your broker, bank or other nominee to vote your shares in accordance with our Board’s recommendations on the voting instruction form, whether or not you plan to vote at the Special Meeting.
What is the deadline for submitting a proxy?
To ensure that proxies are received in time to be counted prior to the Special Meeting, proxies submitted by Internet or by telephone should be received by 8:59 p.m. Pacific Time on the day prior to the date of the Special Meeting, and proxies submitted by mail should be received by the close of business on the day prior to the date of the Special Meeting.
What does it mean if I receive more than one proxy card from the Company?
If you hold your shares in more than one account, you will receive a proxy card for each account. To ensure that all of your shares are voted, please complete, sign, date and return a proxy card for each account or use the proxy card for each account to vote by Internet or by telephone. To ensure that all of your shares are represented at the Special Meeting, we recommend that you vote every proxy card that you receive.
Can I ask questions at the virtual Special Meeting?
Stockholders as of the Record Date who attend and participate in our virtual Special Meeting will have an opportunity to submit questions live via the Internet during a designated portion of the Special Meeting. We also encourage you to submit questions in advance of the Special Meeting until 8:59 p.m. Pacific Time the day before the Special Meeting by going to [•] and logging in with your control number.
During the Special Meeting, we will spend up to 10 minutes answering stockholder questions that comply with the meeting rules of procedure. The rules of procedure, including the topics and types of questions that will be accepted, will be posted on the Special Meeting website during the Special Meeting. To ensure the orderly conduct of the Special Meeting, we encourage you to submit questions in advance. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Stockholders must have available their control number provided on their proxy card to ask questions during the Special Meeting.
Only questions pertinent to meeting matters will be answered during the meeting, subject to time constraints, and in accordance with our rules of conduct for the Special Meeting, which will be posted on the meeting center website.
How do I ask questions during the Special Meeting?
If you are a stockholder of record, or a beneficial owner who registered in advance by following the instructions above, you can join the Special Meeting as a “Stockholder” with your control number and may submit questions during the Special Meeting at [•]. We also encourage you to submit questions in advance of the meeting until 8:59 p.m. Pacific Time the day before the Special Meeting by going to [•] and logging in with your control number.
Will a stockholder list be available for inspection?
A list of stockholders entitled to vote at the Special Meeting will be available for inspection by stockholders for any purpose germane to the Special Meeting for 10 business days prior to the Special Meeting at Faraday Future Intelligent Electric Inc., 18455 S. Figueroa Street, Gardena, California 90248, between the hours of 9:00 a.m. and 5:00 p.m. Pacific Time. The stockholder list will also be available to stockholders of record for examination during the Special Meeting at [•]. You will need the control number included on your proxy card or otherwise provided by your bank, broker or other nominee.
How can I find out the results of the voting at the Special Meeting?
We will report the voting results of the Special Meeting in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four business days following the Special Meeting, a copy of which will also be available on our website at https://investors.ff.com/.
Whom can I contact for further information?
If you have any questions, please contact our proxy solicitor: [•]

When is the 2023 Annual Meeting?
The Company intends to file a preliminary proxy statement on Schedule 14A (the “Annual Meeting Proxy Statement”), stating that the Company is holding its 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”), at which stockholders may vote on (1) the election of directors to the Board, (2) the ratification of an independent registered public accounting firm for the year ending December 31, 2023, (3) the Yorkville Share Issuance Proposal and/or (4) the Share Authorization Proposal. The Company anticipates that the 2023 Annual Meeting will be held after the Special Meeting.
If the Yorkville Share Issuance Proposal is approved at the Special Meeting, the Company will not consider the Yorkville Share Issuance Proposal at the 2023 Annual Meeting because the issue of its approval will have become moot. If the Share Authorization Proposal is approved at the Special Meeting, the Company will not consider the Share Authorization Proposal at the 2023 Annual Meeting because the issue of its approval will have become moot.
The Company intends to file with the SEC the Annual Meeting Proxy Statement and associated proxy card in connection with the solicitation of proxies for the 2023 Annual Meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S ANNUAL MEETING PROXY STATEMENT AND ANY AMENDMENTS OR SUPPLEMENTS THERETO, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
Investors and stockholders will be able to obtain a copy of the Annual Meeting Proxy Statement, any amendments or supplements thereto and other documents filed by the Company free of charge from the SEC’s website, www.sec.gov.
WE ENCOURAGE YOU TO RETURN YOUR PROXIES OR VOTING INSTRUCTIONS FOR BOTH THE SPECIAL MEETING AND THE 2023 ANNUAL MEETING AS PROMPTLY AS PRACTICABLE TO ENSURE THAT YOUR VOTES ARE COUNTED ON EACH MATTER THAT IS BROUGHT TO A VOTE OF THE COMPANY’S STOCKHOLDERS.

RISK FACTORS
An increase in authorized shares of Company stock from 900,000,000 to [•] may not be sufficient to effectuate all of the financings needed for the Company to reach cash flow break even.
If the Share Authorization Proposal is approved, the Company will adopt an amendment to the Charter to increase the total authorized number of shares of preferred stock and common stock from 900,000,000 to [•]. The increase in total shares of Company stock will allow the Company to meet its existing obligations to issue shares of Common Stock as and if they become due, to obtain future financing, and to meet the goals of its compensation strategy. However, an increase in shares of Company stock from 900,000,000 to [•] may not be sufficient to effectuate all of the financings needed for the Company to reach cash flow break even.

PROPOSAL 1: THE YORKVILLE SHARE ISSUANCE PROPOSAL
The Standby Equity Purchase Agreement
On November 11, 2022, the Company entered into a Standby Equity Purchase Agreement (the “SEPA”) with YA II PN, Ltd., an affiliate of Yorkville Advisors Global, LP (“Yorkville”). Pursuant to the SEPA, the Company shall have the right (subject to certain conditions including an effective registration for the resale of the shares to be sold to Yorkville under the SEPA), but not the obligation, to sell to Yorkville up to $200,000,000 of its shares of Class A Common Stock, subject, at the option of the Company, to increase in one or more installments (each such installment, a “Commitment Increase”) up to a total amount of $350,000,000 (the $200,000,000 plus any Commitment Increases, the “Commitment Amount”), at the Company’s request any time during the commitment period commencing on November 11, 2022 and terminating on the earlier of (i) the first day of the month following the 36-month anniversary of the SEPA and (ii) the date on which Yorkville shall have made payment of any advances pursuant to the SEPA (each, an “Advance”) for shares of the Class A Common Stock equal to the Commitment Amount (as increased by any Commitment Increases). Each Advance the Company requests under the SEPA (notice of such request, an “Advance Notice”) may be for a number of shares of Class A Common Stock equal to up to 9.99% of the total number of shares of Class A Common Stock outstanding as of the date of the Advance Notice (less any such shares held by Yorkville and its affiliates as of such date); however, the final number of shares of Class A Common Stock sold pursuant to each Advance Notice shall not exceed the greater of (1) one-third of the total trading volume of the Class A Common Stock on the Nasdaq Stock Market as reported by Bloomberg L.P. during such Pricing Period (as defined below), or (2) the number of shares of Class A Common Stock sold by Yorkville during such Pricing Period, but not to exceed the amount requested in the Advance Notice. The shares would be purchased at 97% of the average daily volume weighted average price of the Class A Common Stock on the Nasdaq Stock Market as reported by Bloomberg L.P. (“VWAP”) for the three trading days commencing on the Advance Notice date (the “Pricing Period”). When providing an Advance Notice, the Company may indicate on such Advance Notice a minimum acceptable price (“MAP”). If a MAP is indicated on an Advance Notice, then each trading day during the Pricing Period for such Advance Notice for which the VWAP of the Class A Common Stock is below the MAP or for which there is no VWAP (each such day, an “Excluded Day”), shall result in an automatic reduction to the amount of the Advance set forth in such Advance Notice by one-third, and each Excluded Day shall be excluded from the Pricing Period for purposes of determining the price at which Yorkville shall purchase the shares. Additionally, the total number of shares of Class A Common Stock in respect of such Advance (after the foregoing reductions, if any) shall be automatically increased by such number of shares of Class A Common Stock (the “Additional Shares”) equal to the number of shares of Class A Common Stock sold by Yorkville on such Excluded Day, if any, and the price paid per share for each Additional Share shall be equal to the MAP in effect with respect to such Advance Notice multiplied by 97%, provided that this increase shall not cause the total Advance to exceed the amount set forth in the original Advance Notice.
Any purchase under an Advance would be subject to certain limitations, including that Yorkville shall not purchase or acquire any shares that would result in it and its affiliates beneficially owning more than 9.99% of the then outstanding voting power or number of shares of Class A Common Stock or any shares that, aggregated with shares issued under all other earlier Advances, would exceed 19.99% of all shares of Class A Common Stock and Class B common stock of the Company, par value $0.0001 per share, outstanding on the date of the SEPA, unless Company shareholder approval is obtained allowing for issuances in excess of such amount (the “Exchange Cap”). The Exchange Cap will not apply under certain circumstances, including to any Advance under the SEPA where the average price of all shares of Class A Common Stock issued and sold under the SEPA, or to be issued under Advances to the date of and including such Advance, equals or exceeds $0.62 per share (the “Minimum Price”). The Company cannot predict the VWAP of Class A Common Stock at any future date, and therefore cannot predict whether the price in connection with any Advance will equal or exceed the Minimum Price. Under certain circumstances, it is possible that we may need to issue shares of Class A Common Stock to Yorkville at a price that does not equal or exceed the Minimum Price.
The summary of the SEPA does not purport to be complete and is qualified in its entirety by reference to the full text of the SEPA, which is filed as an exhibit to the Current Report on Form 8-K filed by the Company with the SEC on November 14, 2022.
The failure to obtain approval of the Yorkville Share Issuance Proposal may hinder the Company from obtaining future financing.

Proposal
The Company is seeking stockholder approval, as is required by the applicable rules and regulations of the Nasdaq Stock Market, with respect to advances of Class A Common Stock issued or to be issued to Yorkville pursuant to the SEPA, including the issuance of any shares in excess of 19.99% of the issued and outstanding shares of the Company’s Common Stock.
Voting Requirements
The Company’s Bylaws require the affirmative vote of the holders of a majority of the voting power of the shares present in person via remote communication or represented by proxy duly authorized at the meeting and entitled to vote to approve the Yorkville Share Issuance Proposal.
Recommendation
THE BOARD RECOMMENDS VOTING “FOR” THE YORKVILLE SHARE ISSUANCE PROPOSAL.

PROPOSAL 2: THE SHARE AUTHORIZATION PROPOSAL
Increase in Number of Authorized Shares of Common Stock
The Board recommends that the stockholders adopt an amendment to the Charter to increase the number of authorized shares of Common Stock from 890,000,000 to [•] shares, increasing the total number of authorized shares of Common Stock and preferred stock, par value $0.0001 (“Preferred Stock”) from 900,000,000 to [•] shares. Pursuant to the Charter, the Company currently has 10,000,000 shares of Preferred Stock and 890,000,000 shares of Common Stock authorized, including (i) 815,000,000 shares of Class A Common Stock and (ii) 75,000,000 shares of Class B Common Stock. As of December 16, 2022, there were no shares of Preferred Stock, 537,497,279 shares of Class A Common Stock and 64,000,588 shares of Class B Common Stock issued and outstanding.
The Board believes it is desirable for the Company to have a sufficient number of shares of Common Stock available for the satisfaction of its existing obligations to issue shares of Common Stock as and if they become due, for possible future financings or acquisition transactions, stock dividends or splits, stock issuances pursuant to employee benefit plans and other proper corporate purposes. In particular, in order to fund its ongoing operations and business plan, including to launch the FF 91, the Company is seeking to raise additional capital from various fundraising efforts currently underway to supplement its cash on hand as of December 9, 2022 of $22.8 million, including restricted cash of $2.2 million. FF expects that it may raise additional capital during the remainder of 2022 and will be required to raise additional capital to fund its operations beyond 2022 to support the ramp-up of production of the FF 91 to generate revenues to put it on a path to cash flow break-even. It is possible that some of these additional shares could be used in the future for various other purposes without further stockholder approval, except as such approval may be required in particular cases by the Company’s Charter, applicable law or the rules of any stock exchange or other quotation system on which the Company’s securities may then be listed. The Board believes that approval of the Share Authorization Proposal is crucial predominantly to ensure that the Company has sufficient authorized shares to meet its existing obligations to issue shares of Common Stock as and if they become due, and to secure needed financing without incurring the delay and expense of holding additional stockholders’ meetings.
If the Share Authorization Proposal is approved, up to an additional [•] shares of Common Stock, or a total of [•] shares of authorized and unreserved shares of Preferred Stock and Common Stock would be available for future issuance. The additional shares of Common Stock will have the same rights as the presently authorized shares of Common Stock, including the right to cast one vote per share of Common Stock. Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our Common Stock, the future issuance of additional shares of Common Stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing stockholders.
The Charter amendment will become effective upon the filing of the amendment with the Secretary of State of Delaware. The Company currently plans to file such amendment promptly after the Special Meeting if the Share Authorization Proposal is approved.
The failure to obtain approval of the Share Authorization Proposal may hinder the Company from obtaining future financing.
Proposal
The Company is seeking stockholder approval to adopt an amendment to the Charter to increase the total authorized number of shares of preferred stock and common stock from 900,000,000 to [•].
Voting Requirements
Delaware law and the Charter require the affirmative vote of the holders of a majority of the then outstanding shares of voting stock of the Company with the power to vote at the Special Meeting to approve the Share Authorization Proposal.
Recommendation
THE BOARD RECOMMENDS VOTING “FOR” THE SHARE AUTHORIZATION PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table and accompanying footnotes set forth information with respect to the beneficial ownership of Common Stock, as of December 16, 2022, for (1) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (2) each member of the Board, (3) each of our named executive officers and (4) all of the members of the Board and our executive officers, as a group. As of December 16, 2022, there were outstanding 531,180,184 shares of Class A Common Stock, 64,000,588 shares of Class B Common Stock, and 278,571,529 outstanding warrants to purchase shares of Class A Common Stock, consisting of 23,375,988 warrants originally issued in the initial public offering of Property Solutions Acquisition Corp. (“PSAC”), the predecessor company to FF, 276,131 warrants originally issued in a private placement in connection with the initial public offering of PSAC, 76,804,450 warrants issued in a private placement on various dates in 2021 to ATW Partners, LLC pursuant to a note purchase agreement with FF Intelligent Mobility Global Holdings Ltd., an entity surviving a merger with PSAC Merger Sub Ltd. to become a wholly-owned subsidiary of PSAC (“Legacy FF”), 29,454,593 warrants issued in a private placement on August 5, 2021 to Ares Capital Corporation and affiliated entities pursuant to a note purchase agreement with Legacy FF and 148,660,367 warrants issued pursuant to a Securities Purchase Agreement, dated August 14, 2022, among the Company and the other parties thereto, as amended on September 23, 2022, September 25, 2022, October 24, 2022 and November 8, 2022.
The beneficial ownership percentages set forth in the table below are based on 595,180,772 shares of Common Stock issued and outstanding as of December 16, 2022 (including for this purpose, 64,000,588 shares of Class A Common Stock issuable upon conversion of 64,000,588 shares of Class B Common Stock held by FF Top, all as issued and outstanding shares as of December 16, 2022) and do not take into account the issuance of any shares of Class A Common Stock upon the exercise of warrants to purchase up to 278,571,529 shares of Class A Common Stock that remain outstanding, the exercise of any of the 36,136,668 outstanding options and vesting of 27,184,587 unvested RSUs (both as of December 16, 2022), or the conversion of any of the outstanding convertible notes. In computing the number of shares of Common Stock beneficially owned by a person, we deemed to be outstanding all shares of Common Stock subject to warrants and stock options held by the person that are currently exercisable or may be exercised within 60 days of December 16, 2022. We did not deem such shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days.
Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned Common Stock. Unless otherwise indicated, the business address of each person listed in the table below is c/o Faraday Future Intelligent Electric Inc., 18455 S. Figueroa Street, Gardena, California 90248.
Title of Class	Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Class
	Holder of Over 5%:
Class A Common Stock	FF Top Holding LLC(1)	116,586,162	19.6%
Class A Common Stock	Season Smart Limited(2)	66,494,117	11.2%
	Directors and Executive Officers
Class A Common Stock	Matthias Aydt+(3)	479,520	*
Class A Common Stock	Dr. Carsten Breitfeld(4)**	1,422,301	*
Class A Common Stock	Chad Chen***	—	—%
Class A Common Stock	Xuefeng Chen(5)**	291,432	*
Class A Common Stock	Edwin Goh(6)	227,065	*
Class A Common Stock	Yun Han(7)****	691,084	*
Class A Common Stock	Adam (Xin) He*****	—	—%
Class A Common Stock	Chui Tin Mok(8)	972,725	*

Title of Class	Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Class
Class A Common Stock	Hong Rao(9)	309,579	*
Class A Common Stock	Jie Sheng******	—	—%
Class A Common Stock	Qing Ye(10)	295,608	*
	All executive officers and directors as a group (11 individuals)	4,689,314	*
*	Less than 1%
**
Mr. Xuefeng (XF) Chen was appointed Global CEO effective as of November 27, 2022. On November 26, 2022, the Board removed Dr. Breitfeld as Global CEO. As of the date of this prospectus, Dr. Breitfeld continues to be a member of the Board; however, the Board has requested, and Dr. Breitfeld is expected to tender, his resignation from the Board in accordance with the Corporate Governance Guidelines. The Board expects to accept such resignation immediately upon being tendered.

***	Mr. Chad Chen was appointed as a director of the Board as of October 27, 2022.
****	Ms. Yun Han was appointed as Chief Accounting Officer and Interim Chief Financial Officer of the Company on October 22, 2022, effective as of October 25, 2022.
*****	Mr. Adam (Xin) He has been appointed Interim Chairman of the Board, effective as of October 3, 2022.
******	Mr. Jie Sheng was appointed as a director of the Board on December 18, 2022.
(1)
Based on a Schedule 13D/A filed by FF Top Holding LLC (“FF Top”), Pacific Technology Holding LLC (“Pacific Technology”) and FF Global Partners LLC (“FF Global”), each a Delaware limited liability company (collectively, the “Reporting Persons”) on November 2, 2022. Includes (i) 51,404,885 shares of Class A Common Stock held by certain other stockholders FFIE over which the Reporting Persons exercise voting control pursuant to voting agreements, (ii) 1,180,689 shares of Class A Common Stock held directly by Pacific Technology and (iii) 64,000,588 shares of Class B Common Stock held directly by FF Top. Shares of Class B Common Stock are convertible into of Class A Common Stock of FFIE at any time. Assumes the conversion of the Class B Common Stock referred to above into shares of Class A Common Stock. Pacific Technology is the managing member of FF Top, and FF Global is the managing member of Pacific Technology. FF Global is governed by its board of managers (the “FF Global Board of Managers”) consisting of five managers – Mr. Yueting Jia, Mr. Jerry Wang, Mr. Chui Tin Mok, Mr. Prashant Gulati and Ms. Chaoying Deng. A majority of the managers present at a meeting of the FF Global Board of Managers where there is a quorum is required to approve any actions of FF Global, including actions relating to the voting and disposition of shares of Common Stock by FF Top. Mr. Jia has influence over and may control the outcome of any actions taken by the FF Global Board of Managers through a series of familial and personal relationships that he has with the other managers on the FF Global Board of Managers.

(2)
Based on a Schedule 13D/A filed by Season Smart Limited (“Season Smart”) on September 27, 2022. Season Smart is an indirect subsidiary of China Evergrande Group, a Cayman company. China Evergrande Group holds its interest in Season Smart through a chain of entities, and China Evergrande Group’s direct and indirect subsidiaries through which it holds interest in Season Smart are New Garland Limited (a British Virgin Islands company) Global Development Limited (a Cayman company), Acelin Global Limited (a British Virgin Islands company), Evergrande Health Industry Holdings Limited (a British Virgin Islands company) and China Evergrande New Energy Vehicle Group Limited (a Hong Kong company) (collectively, the “Evergrande Entities”). Each Evergrande Entity, by reason of its ownership of the voting securities of the subsidiary below it in the ownership structure, has the right to elect or appoint a majority of the members of the governing body of that subsidiary and, therefore, to direct the management and policies of that subsidiary. Mr. Hui Ka Yan (“Mr. Hui”) is a controlling shareholder of China Evergrande Group, through his wholly-owned subsidiary, Xin (BVI) Limited (a British Virgin Islands company). Mr. Hui, by reason of his ownership of the voting securities of Xin (BVI) Limited, has the right to elect or appoint the members of the governing body of China Evergrande Group. As a result, each Evergrande Entity, Mr. Hui and Xin (BVI) Limited may be deemed to be the beneficial owner of the shares held of record by Season Smart.

(3)	Includes options to acquire 423,627 shares of Class A Common Stock that have vested or will vest within 60 days of December 16, 2022.
(4)
Includes options to acquire 997,850 shares of Class A Common Stock that have vested or will vest within 60 days of December 16, 2022. On November 26, 2022, the Board removed Dr. Breitfeld as Global CEO.

(5)	Includes options to acquire 291,432 shares of Class A Common Stock that have vested or will vest within 60 days of December 16, 2022.
(6)	Includes options to acquire 227,065 shares of Class A Common Stock that have vested or will vest within 60 days of December 16, 2022.
(7)	Includes RSUs having a grant date fair value of $200,000, which have fully vested within 30 days of the effective date of Ms. Han’s appointment as Interim Chief Financial Officer.
(8)	Includes options to acquire 804,839 shares of Class A Common Stock that have vested or will vest within 60 days of December 16, 2022.
(9)	Includes options to acquire 296,882 shares of Class A Common Stock that have vested or will vest within 60 days of December 16, 2022.
(10)	Includes options to acquire 278,275 shares of Class A Common Stock that have vested or will vest within 60 days of December 16, 2022.
+	Does not include shares held of record by CYM Tech Holdings, LLC as a nominee for certain former lenders to FF. The managers of CYM Tech Holdings, LLC are Chaoying Deng and Matthias Aydt.

STOCKHOLDER PROPOSALS FOR 2023 ANNUAL MEETING
In order for a stockholder proposal to be considered for inclusion in the Company’s Proxy Statement for the 2023 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), our Corporate Secretary must receive the proposal no later than [•], 2023. Such proposals must be sent via registered, certified, or express mail (or other means that allows the stockholder to determine when the proposal was received) to: Faraday Future Intelligent Electric Inc., Attn: Corporate Secretary, Faraday Future Intelligent Electric Inc., 18455 S. Figueroa Street, Gardena, California 90248. Such proposals must comply with the SEC’s requirements in Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in Company-sponsored proxy materials, such as the requirement that the stockholder continues to own a minimum number of shares until the 2023 Annual Meeting and appear in person or through an authorized representative at the 2023 Annual Meeting to present the proposal.
Alternatively, stockholders intending to put forth a director nomination or a stockholder proposal not pursuant to Rule 14a-8 under the Exchange Act must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Corporate Secretary receive written notice with respect to each director nomination or other proposal that the stockholder intends to present at the 2023 Annual Meeting from the stockholder no later than the tenth day following the date on which the Company announces the date of the 2023 Annual Meeting. The notice must contain the information required by our Bylaws. In order for stockholders to give timely notice of nominations for directors, other than those nominated by the Company, for inclusion on a universal proxy card in connection with the 2023 Annual Meeting, notice must be submitted no later than the tenth day following the date on which the Company announces the date of the 2023 Annual Meeting and include all of the information required by Rule 14a-19 under the Exchange Act.
Proposals received by the Corporate Secretary after the dates mentioned will not be included in the proxy statement or acted upon at the 2023 Annual Meeting.
OTHER MATTERS
In accordance with the Bylaws, the business transacted at the Special Meeting will be limited to the matters set forth in the Notice of Special Meeting of Stockholders and this Proxy Statement.

EXPENSES OF SOLICITATION
The Company will bear the expenses of calling and holding the Special Meeting and the solicitation of proxies with respect to the Special Meeting. These costs will include, among other items, the expense of preparing, assembling, printing, and mailing the proxy materials to stockholders of record and street name stockholders, and reimbursements paid to brokers, banks, and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to stockholders and obtaining voting instructions from street name stockholders. In addition to soliciting proxies by mail, our directors, officers, and certain regular employees may solicit proxies on behalf of our Board, without additional compensation, personally or by telephone. The regular employees will be administrative personnel.
The Company has retained [•] to solicit proxies. Under our agreement with [•], they will receive a fee of up to approximately $[•] plus the reimbursement of reasonable expenses. The Company also agreed to indemnify [•] against certain liabilities relating to, or arising out of, its retention. [•] will solicit proxies by mail, telephone, facsimile and email.
HOUSEHOLDING OF PROXY MATERIALS
We have adopted a procedure approved by the SEC, called “householding.” Under this procedure, we send only one Proxy Statement and one annual report to eligible stockholders who share a single address, unless we have received instructions to the contrary from any stockholder at that address. This practice is designed to eliminate duplicate mailings, conserve natural resources, and reduce our printing and mailing costs. Stockholders who participate in householding will continue to receive separate proxy cards.
If you share an address with another stockholder and receive only one set of proxy materials but would like to request a separate copy of these materials, please contact our mailing agent, Broadridge Financial Solutions, either by calling (866) 540-7095, or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717, and an additional copy of proxy materials will be promptly delivered to you. Similarly, if you receive multiple copies of the proxy materials and would prefer to receive a single copy in the future, you may also contact Broadridge at the above telephone number or address. If you own shares through a bank, broker, or other nominee, you should contact the nominee concerning householding procedures.

RIGHT OF APPRAISAL
Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation and the matters set forth in the Notice of Special Meeting of Stockholders and this Proxy Statement.
This [•] day of [•], 2023.
By Order of the Board of Directors

/s/ [•]
[•]
Gardena, California

PRELIMINARY COPY SUBJECT TO COMPLETION DATED DECEMBER 23, 2022

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting – Go to **[•] or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 8:59 p.m. Pacific Time, on [•], 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. You will need the control number at the left in order to do so.

During The Meeting – Go to **[•]**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE – [•]
Use any touch-tone telephone to transmit your voting instructions up until 8:59 p.m. Pacific Time, on [•], 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and mail it in the postage-paid envelope provided in time for it to be received by the close of business, on [•], 2023 or return it to Faraday Future Intelligent Electric Inc., 18455 S. Figueroa Street, Gardena, California 90248 by the close of business, on [•], 2023.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D89139-S52611 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. ONLY YOUR LATEST DATED AND SUBMITTED PROXY WILL COUNT.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

There are no other matters that will be voted upon at the Special Meeting.

PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS CARD. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Dear Stockholder:

You are cordially invited to attend the Special Meeting of Stockholders (the "Special Meeting") of Faraday Future Intelligent Electric Inc. ("FF" or the "Company") to be held virtually at [•] Pacific Time, on [•], 2023 at [•]. The accompanying Notice of Special Meeting and Proxy Statement contain detailed information as to the formal business to be transacted at the Special Meeting.

Whether or not you plan to attend the Special Meeting, it is important that your shares be voted. Accordingly, please complete, sign and date the proxy card on the reverse side and return it in the enclosed postage-paid envelope. In the alternative, you have the option to vote these shares by the Internet or telephone as indicated on the reverse side or by attending the Special Meeting virtually and voting during the Special Meeting. Voting your shares via proxy in advance will not affect your ability to attend the Special Meeting virtually, but regardless of whether or not you plan to attend virtually, we encourage you to vote your shares by proxy in advance in order to ensure that your votes are counted.

Sincerely,

The Board of Directors of
Faraday Future Intelligent Electric Inc.

[●]

PROXY

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

PROXY FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD [•], 2023
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints [•] and [•] or either of them as Proxies, each with full power of substitution and revocation, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock of FARADAY FUTURE INTELLIGENT ELECTRIC INC. (the "Company") held of record by the undersigned as of the close of business on [•], 2022 at the Special Meeting of Stockholders of the Company to be held on [•], 2023, at [•] Pacific Time (including any (including any adjournment, postponement or rescheduling thereof, the "Special Meeting"). The undersigned hereby revokes all proxies previously given with respect to the shares covered hereby with respect to the Special Meeting.

This proxy card, when properly executed, will revoke any proxies previously given with respect to the shares covered hereby, and will be voted in the manner directed herein by the undersigned stockholder. IF THIS PROXY CARD IS PROPERLY EXECUTED AND RETURNED BUT NO DIRECTION IS MADE AS TO A PROPOSAL, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS WITH RESPECT TO THAT PROPOSAL. PURSUANT TO THE COMPANY'S BYLAWS, THERE ARE NO OTHER MATTERS OF BUSINESS THAT WILL COME BEFORE THE SPECIAL MEETING

Please mark, sign, date and return this card promptly using the enclosed envelope.

SEE REVERSE SIDE

Continued and to be signed on Reverse Side

SEE REVERSE SIDE